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                                                                EXHIBIT 10(E)(4)

                           IMPERIAL HOLLY CORPORATION

                   SCHEDULE OF BENEFIT RESTORATION AGREEMENTS

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NAME                                TITLE
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
AGREEMENTS WITH FULL VESTING:
J.C. Kempner                        President, Chief Executive Officer and
                                     Chief Financial Officer
R.W. Hill                           Managing Director and Executive Vice
                                     President
W.F. Schwer                         Managing Director, Senior Vice President,
                                     Secretary and General Counsel
R.E. Henderson                      Vice President, Administration
AGREEMENTS WITH GRADUATED VESTING:
P.C. Carrothers                     Managing Director and Senior Vice
                                     President, Operations
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